UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2011

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15550 Lightwave Drive, Third Floor, Clearwater, FL	33760
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	727-324-0046

not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

As previously reported, Inuvo, Inc. was a party to that certain litigation styled Think Partnership, Inc. v. John Paul Linden, Case No. 08-11160-CI-7, in the Sixth Judicial Circuit Court for Pinellas County, Florida pursuant to which John Linden, a former employee, filed a lawsuit alleging breach of his employment agreement and other contract and tort claims, and seeking damages in excess of $500,000.  On April 7, 2011 we entered into a settlement agreement for this litigation pursuant to which we agreed to pay Mr. Linden an aggregate of $125,000, partially covered by insurance and issue him 50,000 shares of our common stock valued at $135,000 in full settlement of this litigation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.

Date: April 8, 2011	By:	/s/ Wallace Ruiz
Wallace Ruiz,Chief Financial Officer

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